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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                     FEBRUARY 28, 2000 (FEBRUARY 23, 2000)
                     -------------------------------------


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



          OKLAHOMA                    1-13726                   73-1395733
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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     (Address of principal executive offices)                   (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On February 23, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting record financial results and proved reserve levels.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. The following exhibit is filed herewith:

     99.  Press Release issued by the Registrant on February 23, 2000.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          CHESAPEAKE ENERGY CORPORATION



                                       BY: /s/ AUBREY K. MCCLENDON
                                           ------------------------------------
                                                   AUBREY K. MCCLENDON
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated: February 28, 2000


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                                  EXHIBIT INDEX


EXHIBIT    DESCRIPTION
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
99         Press Release issued by the Registrant on February 23, 2000.